UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2024

GENERATION ASIA I ACQUISITION LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41239	98-1588665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Boundary Hall, Cricket Square

Grand Cayman, Cayman Islands

(Address of principal executive offices, including zip code)

(Address of principal executive offices)

(345) 814-5580

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares	GAQ	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Beginning on March 27, 2024, certain shareholders of Generation Asia I Acquisition Limited (the “Company”) have submitted to the Company 62,500 Class B ordinary shares for the conversion into Class A ordinary shares, on a one-to-one basis, pursuant to the terms of the articles and memorandum of association of the Company.

Based on information provided to the Company by other holders of the Class B ordinary shares of the Company, including the Company’s sponsor, the Company understands that there are other such holders of the Class B ordinary shares of the Company which intend to also convert their Class B ordinary shares into Class A ordinary shares of the Company, so that the Company would continue to meet the listing requirements of the Nasdaq Global Market of, among other things, the minimum capitalization of at least $50,000,000, in light of any potential redemptions in connection with the shareholders’ meeting scheduled for April 16, 2024, as disclosed in the definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 29, 2024. Shares of Class A ordinary shares into which the Class B ordinary shares are converted will not be redeemable by the holders of such shares.

About Generation Asia I Acquisition Limited

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”). While the Company may pursue a business combination with a company in any industry, sector or geographic region (excluding Mainland China subject to certain exceptions), the Company intends to focus its search on a target that is at least partially owned by a financial sponsor(s) with operations or prospective operations in the technology, media & telecommunications, business services, or consumer sectors across Asia, in particular North Asia and Southeast Asia.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the conversion of Class B ordinary shares into Class A ordinary shares, the continued extension of the period of time that the Company has to consummate a business combination, the plan for and consummation of an initial business combination and the anticipated use of the net proceeds. The expectations, estimates, and projections of the businesses of the Company may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to numerous risks, uncertainties and conditions, many of which are beyond the control of the Company, including whether the Company will be able to extend the period of time that the Company has to consummate a business combination, as well as those set forth in the “Risk Factors” section of the Company’s annual and quarterly reports filed with the SEC. Copies of these documents are available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the day of this release, except as required by law.

Additional Information and Where to Find It

In connection with the proposed extension of the Company’s business combination period (the “Extension”), on March 29, 2024, the Company filed with the SEC the Proxy Statement (the “Proxy Statement") to be distributed to holders of ordinary shares of the Company in connection with the Company’s solicitation of proxies for the vote by its stockholders with respect to the Extension and the other matters as described in the Proxy Statement. Investors and security holders and other interested parties are urged to read the Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Company and the proposed Extension. Such persons can also read the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K for more information on the security holdings of its officers and directors and their respective interests as security holders. The Proxy Statement and the Company’s other reports can be obtained, without charge, at the SEC’s web site (www.sec.gov) and on the Company’s website at gaq.gen-mgmt.com.

Participants in the Solicitation

The Company and its directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 1, 2024. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed Extension are set forth in the Proxy Statement. Information concerning the interests of the Company’s equity holders and participants in the solicitation, which may, in some cases, be different than those of the Company’s equity holders generally, are set forth in the Proxy Statement relating to the proposed Extension. The Company’s stockholders, potential investors and other interested persons should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Generation Asia I Acquisition Limited

By:	/s/ Roy Kuan
Name:	Roy Kuan
Title:	Chief Executive Officer

Dated: April 9, 2024